SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K
CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   March 1, 2004

Commission file number:   0-22622

CREATOR CAPITAL LIMITED
 (Exact name of registrant as specified in its charter)

BERMUDA                                                     98-0170199
(State or other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                     Identification Number)

Cedar House, 41 Cedar Street
Hamilton HM 12, Bermuda
(Address of principal executive offices)

(604) 947-2555
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(g) of the Act: 50,000,000

ITEM 5: OTHER EVENTS

On March 1, 2004, Creator Capital Limited's website, www. worldwidelotteries-china.com, went live and is now able to accept purchases for the PRC Soccer Betting Lottery..

A copy of the News Release is attached hereto and filed as an Exhibit to this filing on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the date indicated.

CREATOR CAPITAL LIMITED

/s/ Deborah Fortescue-Merrin
______________________________________

Name: Deborah Fortescue-Merrin
Title:   President
Date:   March 1, 2004

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EXHIBIT 99.a
News Release
March 1, 2004

Creator Capital Limited
Cedar House, 41 Cedar Street
Hamilton HM 12
Islands of Bermuda

CREATOR CAPITAL LAUNCHES www.worldwidelotteries-china.com

HAMILTON, BERMUDA - March 1, 2004 - CREATOR CAPITAL LIMITED (CTORF:OTCBB) ("CCL") is pleased to provide its shareholders with the following update.

CCL is pleased to announce that its website, www.worldwidelotteries-china.com, is now live and able to accept purchases for the PRC Soccer Betting Lottery. "WorldWideLotteries-China" is the only international portal to the exciting new world of China's soccer betting, or Toto-Style Lottery.

Eligible participants worldwide are now able to purchase tickets in a lottery sports book which offers prizes up to USD$600,000. To play, simply guess the outcomes of 13 soccer matches drawn from the British, Italian and German premier leagues. By correctly predicting all 13 outcomes, or 12 of 13 outcomes, players will win first or second prizes. Over US$160 Million has been won this season alone, in China. International players now have the opportunity to share in the fortune.

CCL is pleased to add the WorldWideLotteries product to its entertainment roster, which includes Sky Games Gaming Software and Sky Play PC Amusement Games.

CCL continues to research further online entertainment opportunities which are synergistic with CCL's current offerings.

About Creator Capital

Creator Capital Ltd., a Bermuda exempted company, along with Harrah's Entertainment Inc., introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines in 1998. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack (21), Draw Poker, and Slots. Sky Play consists of interactive PC amusement games such as Mah Jong, Solitaire and Chess.

ON BEHALF OF THE BOARD OF DIRECTORS

/s/ Deborah Fortescue-Merrin

Deborah Fortescue-Merrin
President

Corporate Contacts:

Contact: Deborah Fortescue-Merrin
Telephone (604) 947-2555
Email info@creatorcapital.com
Website http://www.creatorcapital.com

Safe Harbour statements under the Private Securities Litigation Reform Act of 1995; - this release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements. Forward looking statements are based upon expectations, estimate sand projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.